Theraclone Provides Update on BARDA Funding Proposal for TCN-032 for Serious and Pandemic Flu

Seattle, WA – November 27, 2013 – Theraclone Sciences, Inc., a therapeutic antibody discovery and development company, today announced that it has received notification from the Biomedical Advanced Research and Development Authority (BARDA) informing the Company that their proposal, “Broad-spectrum anti-influenza A M2e fully human monoclonal antibody TCN-032: Determination of efficacy in serious influenza disease,” was not selected for funding under the current proposal. Theraclone submitted the proposal on August 29, 2013, to apply for government funding to advance development of TCN-032 into Phase 2 clinical development for serious influenza disease, including pandemic flu.

“While we are disappointed that we did not receive BARDA funding at this time, we remain encouraged by the potential of TCN-032 for two current indications – to help combat pandemic flu as well as the commercial potential to treat patients who are hospitalized with serious influenza infections given the novel mechanism, mutation resistance and extended therapeutic window of our antibody to flu. Importantly, we have already partnered TCN-032 in Japan, and we continue to evaluate opportunities to advance TCN-032 with other potential strategic partners for commercial markets,” commented Clifford Stocks, CEO of Theraclone Sciences. “We have requested a meeting with BARDA to seek further input regarding our submission and how best to prepare a future funding request.”

About Theraclone

Theraclone is a biopharmaceutical company focused on the discovery and development of novel, monoclonal antibody therapeutics for diseases that are devastating for patients and their families and which are a significant threat to human health. Theraclone leverages its proprietary antibody discovery technology, I-STARTM (In-Situ Therapeutic Antibody Rescue), to identify rare human antibodies that may be developed into antibody product candidates that are potentially safer and more effective than current therapies. Theraclone has a portfolio of innovative antibodies in clinical and preclinical development targeting serious medical conditions with a significant unmet medical need and a primary focus on infectious disease and cancer, which include:

•	TCN-032 - a recombinant fully human monoclonal antibody for the treatment of patients hospitalized with serious influenza
•	TCN-202 - a recombinant fully human monoclonal antibody for the treatment and prevention of cytomegalovirus, or CMV infections

For more information about Theraclone, please visit www.theraclone-sciences.com. On August 1, 2013, Theraclone and PharmAthene (NYSE MKT: PIP) announced a definitive merger agreement.

About PharmAthene

PharmAthene is a leading biodefense company engaged in the development and commercialization of next generation medical countermeasures against biological and chemical threats. PharmAthene's current biodefense portfolio includes the following product candidates:

•	SparVax® - a next generation recombinant protective antigen (rPA) anthrax vaccine
•	rBChEbioscavenger - a medical countermeasure for nerve agent poisoning by organophosphorous compounds, including nerve gases and pesticides
•	Valortim® - a fully human monoclonal antibody for the prevention and treatment of anthrax infection

In addition, in May 2013, the Delaware Supreme Court issued its ruling on the appeal in our litigation with SIGA Technologies, affirming the Court of Chancery’s finding that SIGA was liable for breach of contract, reversing its finding of promissory estoppel, and remanding the case back to the Court of Chancery to reconsider the appropriate remedy and award of attorney's fees and expert witness costs in light of the Supreme Court’s opinion. For more information about PharmAthene, please visit www.PharmAthene.com.

Important Additional Information about the Proposed Merger

This communication is being made in connection with the proposed merger involving PharmAthene and Theraclone. PharmAthene has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (File No. 333-191055) ("Registration Statement") that includes a definitive proxy statement/prospectus of PharmAthene and that also includes a consent solicitation of Theraclone. The Registration Statement was declared effective by the SEC on October 29, 2013. The definitive proxy statement/prospectus/consent solicitation was mailed to the stockholders of PharmAthene and the stockholders of Theraclone on or about October 30, 2013. The proxy statement/prospectus/consent solicitation contains information about PharmAthene, Theraclone, the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER AND RELATED MATTERS. In addition to receiving the proxy statement/prospectus/consent solicitation by mail, stockholders may also obtain the proxy statement/prospectus/consent solicitation, as well as other filings containing information about PharmAthene, without charge, from the SEC’s website (http://www.sec.gov) or, without charge, by contacting Stacey Jurchison at PharmAthene at (410) 269-2610.

Participants in Solicitation

PharmAthene and its executive officers and directors may be deemed to be participants in the solicitation of proxies from PharmAthene’s stockholders with respect to the matters relating to the proposed merger. Theraclone may also be deemed a participant in such solicitation. Information regarding the proposed merger is available in the definitive proxy statement/prospectus/consent solicitation that was included in the Registration Statement declared effective by the SEC on October 29, 2013 and that was first mailed to stockholders on or about October 30, 2013. Information regarding certain interests that the executive officers or directors of PharmAthene or Theraclone may have in the proposed transaction is also set forth in the definitive proxy statement/prospectus/consent solicitation.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Except for the historical information presented herein, matters discussed may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Statements that are not historical facts, including statements preceded by, followed by, or that include the words “will,” “hopeful,” “designed,” “expect,”“objective” or similar statements are forward-looking statements. Such statements include, but are not limited to those referring to Theraclone’s clinical development activities and the expected benefits of TCN-032, the expected completion and outcome of the merger and the transactions contemplated by the merger agreement and related agreements. PharmAthene and Theraclone disclaim any intent or obligation to update these forward-looking statements. Risks and uncertainties include, among others, failure to obtain necessary stockholder approval for the proposed merger and the matters related thereto; failure of either party to meet the conditions to closing of the transaction; delays in completing the transaction and the risk that the transaction may not be completed at all; failure to realize the anticipated benefits from the transaction or delay in realization thereof; the businesses of PharmAthene and Theraclone may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; operating costs and business disruption during the pendency of and following the transaction, including adverse effects on employee retention and on business relationships with third parties; the combined company’s need for and ability to obtain additional financing; risk associated with the reliability of the results of the studies relating to human safety and possible adverse effects resulting from the administration of the combined company’s product candidates; unexpected funding delays and/or reductions or elimination of U.S. government funding for one or more of the combined company's development programs; the award of government contracts to competitors; unforeseen safety issues; unexpected determinations that these product candidates prove not to be effective or capable of being marketed as products; as well as risks detailed from time to time in PharmAthene’s annual report on Form 10-K and quarterly reports on Form 10-Q under the caption “Risk Factors” and in its other reports filed with the SEC. Copies of PharmAthene's public disclosure filings are available from its investor relations department and our website under the investor relations tab at www.PharmAthene.com.

Contact

Theraclone Sciences

Russ Hawkinson, CFO

206-805-1600

MacDougall Biomedical Communications

Doug MacDougall or Michelle Avery

781-235-3060